                                                                    EXHIBIT 23.1

                    Consent of Independent Public Accountants

The Board of Directors
Trimeris, Inc.:

We consent to the use of our report incorporated herein by reference.

KPMG LLP

Raleigh, North Carolina
November 29, 2001